UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2010

iTech Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-52117	20-5153331
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

17011 Beach Boulevard, Suite 900 Huntington Beach, California 92647
(Address of principal executive offices)

(714) 841-2670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On December 13, 2010, the Company issued a press release announcing that it had received a license from Health Canada approving the Company’s Muscle Pattern Recognition (MPR) System for sale in Canada. The Press Release is filed as Exhibit 99.1 to this Form 8-K.

On December 15, 2010, the Company issued a press release announcing that it had received CE Mark approval for the commercial sale of the Company's MPR System in Europe. The Press Release is filed as Exhibit 99.2 to this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the above-referenced Press Release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the Press Releases be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

c)        Exhibits

Exhibit No.	Description

99.1	Press Release, dated December 13, 2010
99.2	Press Release, dated December 15, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 17, 2010	iTech Medical, Inc.

	By:	/s/ Wayne Cockburn
Wayne Cockburn President and Chief Executive Officer